                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                 FORM 8-K/A-1

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported):  February 4, 1999




                              ROCKIES FUND, INC.
                          --------------------------
            (Exact name of registrant as specified in its charter)



Nevada                                0-12444                    84-0928022
---------------------------------------------------------------------------
(State or other jurisdiction  (Commission file number)        (IRS Employer
incorporation or organization)                          Identification No.)






5373 Union Boulevard, Suite 100, Colorado Springs, Colorado          80918
---------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)



      Registrant's telephone number, including area code:  (719) 590-4900
---------------------------------------------------------------------------



---------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7: EXHIBITS
----------------
Exhibit No.


18.0 Pursuant to Item 304(a)(3) of Regulation S-B, Section 228.304(a)(3) of the Regulations under the Securities Exchange Act of 1934, as amended, the Registrant herewith furnishes the letter of Gelfond Hochstadt Pangburn & Co., former accountants to the Company.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GLOBAL CASINOS, INC.




Date:     02/23/99                 By:  /s/ Stephen G. Calandrella
          ---------                     --------------------------------
                                        Stephen G. Calandrella, President